UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2011

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAMBREX CORPORATION
Form 8-K
Current Report

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2011, F. Michael Zachara resigned as Vice President, General Counsel and Corporate Secretary of Cambrex Corporation (“the Company”).

On June 27, 2011, William M. Haskel will join the Company as Senior Vice President, General Counsel and Corporate Secretary. Mr. Haskel was employed by Wyeth from 1992 until the acquisition by Pfizer in 2010.  Mr. Haskel was mostly recently employed by Wyeth as Vice President, Global Administration.  Prior to that, Mr. Haskell served as Vice President and Associate General Counsel from 2003-2008.

Item 9.01 - Financial Statements and Exhibits

(c)       Exhibits

(10.1)	Offer Letter dated June 3, 2011 addressed to Mr. William M. Haskel
(10.2)	Employment Agreement with William M. Haskel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date:	June 24, 2011	By:	/s/ Gregory P. Sargen
Name:Gregory P. Sargen
Title:Executive Vice President and Chief Financial Officer (Principal Financial Officer)